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Exhibit 10.4


                           ARC International Corporation
                                4000 Chesswood Drive
                                 Downsview, Ontario
                                   Canada M3J 2B9

                                                             April 14, 1999

Arnold S. Tenney
c/o ARC International Corporation
4000 Chesswood Drive
Downsview, Ontario
Canada M3J 2B9

John P. Wilmers
President
Ballantyne of Omaha, Inc.
4350 McKinley Street
Omaha, Nebraska 68112

     Re:  BALLANTYNE TERM LOAN/TENNEY TERM LOAN

Dear Arnold and John:

     In order to, among other things, facilitate compliance by ARC International Corporation, an Ontario, Canada corporation ("ARC"), and certain of its affiliates with their respective ongoing obligations owing to Penfund Management Limited, each of the undersigned hereby make the following irrevocable agreements:

- Ballantyne of Omaha, Inc., a Delaware corporation ("Ballantyne"), shall make, upon the written request (the "Borrowing Notice") of Arnold S. Tenney made no later than 1:00 p.m. (Omaha time) on January 15, 2000, a term loan (the "Ballantyne Term Loan") to Mr. Tenney in immediately available funds to such account as shall be specified by Mr. Tenney in the Borrowing Notice in the amount of $500,000.00 (U.S.). The Ballantyne Term Loan shall be evidenced by a promissory note from Mr. Tenney containing the terms specified on SCHEDULE A attached hereto.

- In the event that the Ballantyne Term Loan is made to Mr. Tenney, the proceeds of such loan shall immediately be used by Mr. Tenney to make a term loan (the "Tenney Term Loan") in the amount of $500,000.00 (U.S.) to ARC. The Tenney Term Loan shall be evidenced by a promissory note from ARC containing the terms specified on SCHEDULE B attached hereto.

- In the event that the Tenney Term Loan is made to ARC, the proceeds of such loan shall immediately be used by ARC to make a capital contribution to ARC Sports Ltd., an Ontario, Canada corporation, in the amount of $500,000.00 (U.S.).


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     Please confirm your agreement with the foregoing by countersigning this letter agreement in the space provided below.



                                        Very truly yours,
                                        ARC International Corporation



                                        By: /s/ Jeffrey D. Chelin
                                           --------------------------------
                                                  Jeffrey D. Chelin
                                             Vice President - Finance


     Acknowledged and Agreed to:


     Ballantyne of Omaha, Inc.



     By: /s/ John P. Wilmers
        ------------------------------
          John P. Wilmers
          President




        /s/ Arnold S. Tenney
        ------------------------------
          Arnold S. Tenney
          Individually


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                                                                 SCHEDULE A

                                BALLANTYNE TERM LOAN

     Lender:                  Ballantyne of Omaha, Inc.

     Obligator:               Arnold S. Tenney

     Term:                    One year

     Principal Payment
     Date:                    At maturity

     Interest Rate:           One percent (1%) above the interest rate in
                              effect from time to time under Ballantyne of Omaha, Inc.'s credit facility with Norwest
                              Bank Nebraska N.A.

     Interest Payment
     Dates: Monthly in arrears commencing on the first business day of the month immediately succeeding the month in which the Ballantyne Term Loan is made

     Collateral:              All sums due and payable to Mr. Tenney under
                              his consulting agreement with Ballantyne shall be retained by Ballantyne and applied toward reduction of the principal amount of the Ballantyne Term Note

     Events of Default:       (i) Failure to make any payment of interest
                              or principal within five business days after the same shall have become due and payable
                              (ii) Personal bankruptcy of Mr. Tenney
                              (iii) Bankruptcy or insolvency of ARC
                              International Corporation
                              (iv) Failure of Mr. Tenney or ARC to comply with the terms and conditions set forth in the letter agreement to which this schedule is attached

     Remedy Upon
     Event of Default:        (i) Acceleration of outstanding principal and
                              interest
                              (ii) Principal and interest remaining overdue after expiration of five business day grace period shall bear interest at the rate of twelve percent (12%) per annum until paid

     Prepayment
     Penalty:                 None


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                                                                      SCHEDULE B

                                  TENNEY TERM LOAN

     Lender:                  Arnold S. Tenney

     Obligator:               ARC International Corporation

     Term:                    One year

     Principal Payment
     Date:                    At maturity

     Interest Rate:           One percent (1%) above the interest rate in
                              effect from time to time under Ballantyne of Omaha, Inc.'s credit facility with Norwest
                              Bank Nebraska N.A.

     Interest Payment
     Dates: Monthly in arrears commencing on the first business day of the month immediately succeeding the month in which the Tenney Term Loan is made

     Collateral:              None

     Events of Default:       (i) Failure to make any payment of interest
                              or principal within five business days after the same shall have become due and payable
                              (ii) Personal bankruptcy of Mr. Tenney
                              (iii) Bankruptcy or insolvency of ARC
                              International Corporation
                              (iv) Failure of Mr. Tenney or ARC to comply with the terms and conditions set forth in the letter agreement to which this schedule is attached

     Remedy Upon
     Event of Default:        (i) Acceleration of outstanding principal and
                              interest
                              (ii) Principal and interest remaining overdue after expiration of five business day grace period shall bear interest at the rate of twelve percent (12%) per annum until paid

     Prepayment
     Penalty:                 None


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